SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 11, 1999


                             SIGNATURE EYEWEAR, INC.
                (Exact Name of Registrant as Specified in Charter)


           CALIFORNIA                0-23001                 95-3876317
  (State or Other Jurisdiction    (Commission               (IRS Employer
        of Incorporation)         File Number)           Identification No.)


                              498 NORTH OAK STREET
                              INGLEWOOD, CALIFORNIA                   90302
                      (Address of Principal Executive Offices)      (Zip Code)

                                 (310) 330-2700
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on March 11, 1999, which contains information meeting the requirements of this Item 5, and which is incorporated in this Form 8-K by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 19, 1999                              SIGNATURE EYEWEAR, INC.



                                            By:  /S/ JULIE HELDMAN
                                                --------------------------------
                                                Julie Heldman, President and
                                                Co-Chairman of the Board


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                                  EXHIBIT INDEX

EXHIBITS                                                            PAGE NUMBER

99.1      Press Release of Registrant, dated March 11, 1999.             5


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